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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 21, 2004

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)		30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02—Results of Operations and Financial Condition.

        On October 21, 2004, Serologicals Corporation (the "Company") conducted a conference call reporting 2004 third quarter and nine month operating results, a final transcript of the call is attached hereto as Exhibit 99.1.

Item 9.01—Financial Statements and Exhibits

(c)
Exhibits

99.1	Conference Call Transcript—Serologicals Corporation, Q3 2004 Serologicals Corporation Earnings Conference Call, held on October 21, 2004 / 9:00AM EST

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ HAROLD W. INGALLS
Name:	Harold W. Ingalls
Title:	Vice President of Finance and Chief Financial Officer

Date: October 21, 2004

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EXHIBIT INDEX

Number	Description
99.1	Conference Call Transcript—Serologicals Corporation, Q3 2004 Serologicals Corporation Earnings Conference Call, held on October 21, 2004 / 9:00AM EST

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  Item 2.02—Results of Operations and Financial Condition.
  Item 9.01—Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX